CERTIFICATION PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)

In connection with the Current Report of FullCircle Registry, Inc., a Nevada corporation (the "Company"), on Form 8-K/A as filed with the Securities and Exchange Commission (the "Report"), I, Patrick J. Summers, Chief Financial Officer of the Company, certify, pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Sec. 1350), that to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



/s/George  Harman
--------------------------
Chief  Financial  Officer
April  7,  2003